SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                                   PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported) September 11, 2003



                               ASSURE ENERGY, INC.
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             (Exact name of registrant as specified in its charter)



            Delaware                      333-61714             13-4125563
           ----------                    -----------          ---------------
  (State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation or organization)                           Identification No.)


  2750-140 4th Avenue, S.W., Calgary, Alberta                T2P 3N3
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    (Address of principal executive offices)                (Zip Code)



                                 (403) 266-2787
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              (Registrant's Telephone Number, Including Area Code)




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        (Former Name, Former Address, and Former Fiscal Year, if Changed
                              Since Last Report.)

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

On September 11, 2003 we effected a change in our place of incorporation from Delaware to Nevada. The reincorporation was effected by our merger with and into a wholly-owned Nevada subsidiary of ours of the same name that was created for the sole purpose of the reincorporation. The merger was approved by our board of directors and by shareholders holding a majority of our outstanding common shares. Eligible shareholders that did not consent to the merger have been given notice of the merger and their right to obtain appraisal of their shares. Pursuant to the merger, each outstanding security of the Delaware corporation was converted into an identical security of the Nevada corporation and each outstanding share of the Nevada corporation owned by the Delaware corporation prior to the merger was retired and cancelled. The merger did not result in any change in our capitalization or business operations. The only change resulting from the merger is that we are now governed by Nevada Articles of Incorporation, Nevada By-Laws and Nevada law rather than a Delaware Certificate of Incorporation, Delaware By-Laws and Delaware law.

The Nevada reincorporation is part of a larger plan to reincorporate in Alberta, Canada. We decided to effect the change in domicile to Alberta, Canada by first engaging in the Nevada merger transaction to take advantage of a Nevada continuance statute which we believe will allow us to achieve the reincorporation to Alberta more advantageously than would have been the case had we determined to reincorporate directly to Alberta from Delaware. Our officers and directors, assets and operations are all located in Canada. We expect that the Alberta reincorporation will provide us with new financing opportunities and greater operational flexibility.

Our board of directors and holders of a majority of our outstanding common shares have approved the Alberta reincorporation. Similar to the Nevada reincorporation, the Alberta reincorporation will not result in a change in our capitalization or business operations. At the effective time of the Alberta reincorporation, all of our securityholders will own the same number and type of securities in the Alberta corporation that they owned in the Nevada corporation immediately prior to the reincorporation.

On July 22, 2003 we filed a Registration Statement on Form S-4 (the "Registration Statement") with the Securities and Exchange Commission (File No. 333-107233). This Registration Statement discusses the material consequences of the Alberta reincorporation and is being utilized to register common stock of the Alberta corporation, which will represent all of our issued and outstanding common shares upon the effectiveness of the Alberta reincorporation. We intend to file an amendment to the Registration Statement in October 2003 and to have the Registration Statement declared effective shortly thereafter. As soon as practicable following the effectiveness of the Registration Statement, we intend to effect the Alberta reincorporation.




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

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits:

         2.1 Agreement and Plan of Merger dated as of September 9, 2003 between Assure Energy, Inc., a Delaware corporation and Assure Energy, Inc., a Nevada corporation.

         2.2 Certificate of Merger as filed with the Delaware Secretary of State effective September 11, 2003.

         2.3 Articles of Merger as filed with the Nevada Secretary of State on September 11, 2003.

         3.1 Articles of Incorporation of Assure Energy, Inc., a Nevada corporation as filed with the Nevada Secretary of State on September 3, 2003.

         3.2      By-Laws of Assure Energy, Inc., a Nevada corporation.



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

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ASSURE ENERGY, INC.




Dated:  September 24, 2003                    By: /s/ Harvey Lalach
                                                  -------------------------
                                                  Harvey Lalach, President



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